 Exhibit 99.1

 Presentation to Fixed Income Investors

February 2011
                                                                               1

 Disclaimer

This presentation includes certain "forward -looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

These statements are based on current expectations and currently available information.

Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.
                                                                               2

 Toyota's Global Business

                                                                               3

 TFS Group Global Presence

33 Countries and Regions Worldwide

                                                                               4

 Toyota Motor Credit Corp. (TMCC)

Organizational Structure

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

4.0 million active finance contracts (1)
AA (neg) /Aa2 (neg) rated captive finance company
                                                                               5

 TMCC Products and Services

         Consumer                Dealer        Commercial             Insurance
         Finance             Finance             Finance
------------------- ------------------- ------------------- ---------------------
[]Retail            []Wholesale         []Forklift          []Service Agmts
[]Lease             []Real Estate       []Hino Medium Duty  []Ext. Warranty
                    []Working Capital   []Retail            []Guaranteed Auto
                    []Revolving Credit  ([])Lease              Protection
                       Lines                                []Roadside Assistance

                                                                               6

 TMCC Financial Performance

Select Data

                         Fiscal Year Ended March 31, Ended  Six Months
                                                           September 30,
(USD Millions)             2007    2008    2009     2010        2010
--------------------------------- ------- ------- ------- ----------------
Total Financing Revenues   6,710    8,192  8,800    8,163       4,056
   add: Other Income         586      686    432      680         344
   less: Interest Expense  5,335   7,450   7,132    5,587       2,719
         and depreciation
Net Financing Revenues     1,961    1,428  2,100    3,256       1,681
         and Other Revenues
Net Income (Loss)            434     (223)  (623)   1,063         839

Sources:TMCC March 31, 2010 10-K and September 30, 2010 10-Q
                                                                               7

 Earning Asset Composition

Managed Assets (USD billions)

Note: Segments may not sum to total due to rounding
Sources TMCC March 31, 2009 10-K, March 31, 2010 10-K and September 30, 2010
10-Q
                                                                               8

 Extensive Field Organization

Decentralized dealer and field support Centralized servicing and collections

                                                                               9

 TMCC Financial Performance

Select Data

[GRAPHIC OMITTED]

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for years 2007, 2008 and 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal
2010

Sources: TMCC March 31, 2009 10-K, March 31, 2010 10-K and September 30, 2010 10-Q
                                                                               10

 TMCC Retail Loan Collateral
                                                                               11

 Credit Decisioning and Collections

[] Major adjustments to credit decisioning implemented beginning in late 2007

-- Identification and elimination of least desirable segments

[] Renewed focus on core Toyota and Lexus business

[] Rededication of collections strategy and staff

-- Re-trained  staff and out-sourced  high risk collections

-- Emphasis on early intervention

-- Optimization of staff and technology resources
                                                                               12

 Credit: Results*

Retail loan credit performance has shown significant improvement

-- Portfolio -level performance trends show general improvement

-- Recent vintages outperforming older cohorts

                                                                              13

 Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience (1)

[GRAPHIC OMITTED]

(1) The historical delinquency data reported in this table includes retail vehicle installment sales contracts originated by TMCC, excluding those originated by a subsidiary of TMCC operating in Puerto Rico.
(2) Number of contracts outstanding at end of period
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made on the related payment date.

Source: Our most recent Prospectus Supplement dated January 27, 2011
                                                                              14

 Performance -- Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)*

                                            For the Nine Months        For the Fiscal Years Ended
                                             Ended December 31,               March 31,
                                             2010            2009        2010        2009
Principal Amount Outstanding               $44,604,093   $43,565,344  $43,234,740 $43,485,623
Average Principal Amount Outstanding       $43,919,416   $43,525,484  $43,360,181 $42,899,702
# of Contracts Outstanding                   3,172,332     3,098,376    3,107,283   3,050,178
Average # of Contracts Outstanding           3,139,808     3,074,277    3,078,731   2,996,372
# of Repossessions                              49,513        59,400       79,637      81,270
# of Repossessions as a Percent of the
  Average # of Contracts Outstanding             2.10%         2.58%        2.59%        2.71%
Gross Charge-Offs                             $354,532      $520,543     $724,212     $897,508
Recoveries                                     $75,217       $74,024     $116,892      $87,182
Net Losses                                    $279,315      $446,519     $607,320     $810,326
Net Losses as a Percentage of Average
  Principal Amount Outstanding                   0.85%         1.37%        1.40%        1.89%

* Abbreviated for presentation purposes. Please refer to our most recent
Prospectus Supplement dated January 27, 2011 for complete data and footnotes
                                                                              15

 Origination Profile

TMCC Retail Auto Loan Originations

Origination Year                      2005          2006            2007          2008           2009            2010
=============================== =============== ============== ============== ============== ==============  ==============
Number of Pool Assets               903,565        960,111        1,070,814      1,070,411      824,133        956,010
Original Pool Balance           18,859,543,222 20,318,711,020 23,723,872,435 23,938,411,965 17,974,710,305  21,924,552,881
Average Initial Loan Balance         20,872         21,163         22,155        22,364          21,810        22,933
Weighted Average Interest Rate        7.01%         7.86%           7.64%         6.03%          5.69%          3.91%
Weighted Average Original Term          61            62              62            63             62             62
Weighted Average FICO                  706           705             708           723            737            738
Geographic Concentrations:
  (Top 5 States)
                                    CA-24.1%      CA-23.5%        CA-22.9%      CA-20.7%        CA-18.9%       CA-18.0%
                                    TX-10.4%      TX-10.4%        TX-11.0%      TX-12.0%       TX-12.1%        TX-13.1%
                                    NY-6.4%       NY-5.4%         NY-5.1%       NY-4.8%        NY-5.4%        NY-5.2%
                                    VA-5.0%       VA-5.1%         NJ-4.8%        NJ-4.5%        NJ-5.2%        NJ-4.7%
                                    NJ-4.6%       NJ-4.8%         VA-4.3%        IL-4.3%        IL-4.3%       VA-4.5%
Distribution of Assets by
  Interest Rate: (1)
      less than 2.0%                   5.5%          8.9%            11.3%         15.9%           17.1%         35.2%
      2.0%-3.99%                      18.1%         10.5%           8.9%          14.7%          17.9%          22.8%
      4.0%-5.99%                     27.2%           11.1%          11.6%         20.4%          21.2%          19.3%
      6.0%-7.99%                      21.9%         31.2%           31.8%         26.2%          23.9%          13.6%
      8.0%-9.99%                       11.1%        17.3%           18.2%         12.6%           11.3%          4.1%
      10.0%-11.99%                    4.4%           7.1%           6.0%           3.7%           3.5%           1.7%
      12.0%-13.99%                    3.0%          3.0%            2.5%           2.1%           1.7%           0.9%
      14.0%-15.99%                    3.4%          2.9%            2.4%           1.3%           1.0%           0.7%
      16.0% +                         5.5%           8.1%           7.4%           3.0%           2.3%           1.8%
                                -------------- -------------- -------------- -------------- -------------- --------------
       Total                         100.0%        100.0%          100.0%        100.0%         100.0%         100.0%
Share of Original Assets:
    % Non-Toyota, Non-Lexus           7.6%           7.7%           7.2%           6.1%           4.8%           4.9%
    % 72+ Month term                   0.1%         0.4%             7.7%         20.6%           15.1%          9.8%
    % Used                           26.0%          24.2%           23.4%         25.4%          29.5%          30.6%

(1) Percentages may not add to 100% due to rounding
                                                                              16

 Origination Characteristics*

APR Distribution

Weighted Average Original Term

Weighted Average FICO

New vs. Used

* Abbreviated for presentation purposes. Please refer to our most recent
Prospectus Supplement dated January 27, 2011 for complete data and footnotes
                                                                              17

ABS Deal Comparison[1]

TOYOTA FINANCIAL SERVICES

Toyota Auto Owners Trust (TAOT)

Series	2010-A	2010-B	2010-C	2011-A [2]
Number of Pool Assets	105,045	146,003	104,874	77,856
Original Pool Balance ($)	1,329,787,698	1,842,107,232	1,344,094,647	1,038,130,298
Average Initial Loan Balance ($)	12,659	12,617	12,816	13,334
Weighted Average Interest Rate	5.82%	5.63%	4.06%	3.57%
Weighted Average FICO	748	749	755	755
Original Term (months)	62	62	59	60
Remaining Term (months)	40	40	39	41
Seasoning (months)	22	22	20	19
Geographic Concentrations: (Top 5 States)				
	CA-23.9%	CA-21.3%	CA-19.6%	CA-19.3%
	TX-13.9%	TX-12.8%	TX-11.6%	TX-10.8%
	NY-5.6%	PA-5.6%	PA-5.8%	PA-6.1%
	NJ-5.4%	NJ-4.6%	MD-5.0%	IL-4.6%
	IL-4.9%	MD-4.5%	IL-4.6%	MD-4.5%
Share of Original Assets:				
% Non-Toyota, Non-Lexus	0.0%	0.0%	0.0%	0.0%
% 72+ Month term	0.0%	0.0%	0.0%	0.0%
% Used	24.3%	24.6%	19.5%	20.3%

(1) Abbreviated for presentation purposes. Please refer to our most recent Prospectus Supplement dated January 27, 2011 for complete data and footnotes

(2) Data based upon statistical pool

18

TMCC Funding Programs
                                                                              19

 Exceptional Liquidity

[] A-1+/P-1    Direct Commercial Paper Program

[] Backed by USD 13 billion multi-party   back-stop  credit facilities  (USD 5
billion 364-day;  USD 8 billion 5-year)

[] USD 5.6  billion Short-term   Investment Portfolio*

[] Over USD 35 billion in salable retail loan receivables

[] Access to various domestic and international term markets

[] Billions of additional capacity in Global Benchmark Markets

[] Inter-company  lending infrastructure

[] Credit Support Agreements: TMCC []TFSC  []TMC

* Average balance for three months ended September 30, 2010
Source: TMCC September 30, 2010 10-Q
                                                                              20

 TMCC Funding Program Objectives

TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity
-- Issuing into strong demand with attractive deals
-- Identifying and developing new markets and investor relationships
-- Responding quickly to opportunities with best-in-class execution
                                                                              21

 Diversity in Debt Offerings

TMCC Term Debt Outstanding

By Deal Type

By Currency

As of December 31, 2010
Source:Company Reports
                                                                              22

 Funding Flexibility

Focus on More Diverse Maturities in USD Issuance (1)

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of January 15, 2011

Source:Company Reports
                                                                              23

 Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness
                                                                              24

                            TOYOTA FINANCIAL SERVICES

                                                                              25